                                                                  Exhibit 99.466







                                                            [PEROT SYSTEMS LOGO]
  ------------------------------------------------------------------------------
                      CALPX RETAILCO FEASIBILITY ASSESSMENT - FINAL PRESENTATION








                                                                   June 26, 2000

AGENDA

     EXECUTIVE SUMMARY

     APPENDIX

          - BACKGROUND

          - SUPPLY CHAIN ANALYSIS

          - CUSTOMER ACQUISITION COSTS

          - CUSTOMER / SUPPLIER ANALYSIS

          - CAPABILITIES / GAP ASSESSMENT

          - TRACK 2 / COMPETITOR ANALYSIS







[LOGO]                                                      [PEROT SYSTEMS LOGO]

RETAIL TRADING MAY PRESENT AN OPPORTUNITY

[BAR GRAPH]


                   ON-LINE ENERGY TRADING EXPECTED TO BALLOON

$ BILLIONS

1999   11
2000   30
2001   57
2002  101
2003  170
2004  266

NOTE: VALUES INCLUDE WHOLESALE AND RETAIL TRADING
SOURCE: FORRESTER RESEARCH





                 CURRENT INITIATIVES LEAVE ROOM FOR RETAIL PLAY

--------------------------------OYSTER------------------------------------

INFORMATION
SERVICES         TRADING      SCHEDULING       SETTLEMENTS      CLEARING
  |                 \              /               \               /
  |                  \            /                 \             /
  |                   \          /                   \           /
  |                    \        /                     \         /
  |                    BLACK PEARL                      CLEARCO
  |
  |
  |
  |
   -------------  RETAILCO
                    - INFORMATION SERVICES
                    - RETAIL TRADING




[LOGO]                                                      [PEROT SYSTEMS LOGO]

PROJECT MISSION AND OVERVIEW



               RETAILCO OPPORTUNITY AS DEFINED ON APRIL 14, 2000


MISSION:
     TO BE THE ELECTRONIC PROCUREMENT ASSISTANT FOR C&I BUSINESSES AND RETAIL AGGREGATORS TO SOURCE AND FACILITATE DELIVERY (PROVIDE FULFILLMENT) OF ENERGY AND UTILITY SERVICES


PRODUCTS AND SERVICES:
     AUTOMATED RFP
          - COMMODITY
          - ESCO
     COMMODITY SCHEDULING / FULFILLMENT
     E-CONSULTING
          - ANALYSIS AND RECOMMENDATIONS OF POWER OPTIONS
          - INTELLIGENT BEST PRACTICES
          - ECONOMIC ANALYSIS
          - PORTFOLIO OPTIMIZATION
          - RISK MANAGEMENT TOOLS
     BUYER DESKTOP
          - MARKET PRICING, NEWS, WEATHER, ETC.
          - REGULATORY INFO
          - GRID/OASIS
          - MESSAGE BOARDS




PX / PSC PROJECT OBJECTIVES


TRACK 1:
     VALIDATE THE FEASIBILITY OF THE DEFINED RETAILCO


TRACK 2:
     UNDERSTAND AND ANALYZE THE E-COMMERCE COMPETITIVE LANDSCAPE
          - POTENTIAL COMPETITORS
          - POTENTIAL PARTNERS





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                                      -4-

                                                                         TRACK 1

                 RETAILCO FACES SUBSTANTIAL FEASIBILITY ISSUES


     AREA              FEASIBILITY                            COMMENTS
                  LOW     NEUTRAL    HIGH
                   |    |    |    |    |

SUPPLY CHAIN                           X        o FRAGMENTING MARKET CREATING
                                                  OPPORTUNITY

CAC                     X                       o HIGH CAC: SOME EXCHANGE
                                                  MODELS MAY LOWER CAC WHICH MAY
                                                  ENCOURAGE SUPPLIERS TO SUPPORT
                                                  EXCHANGE

                                                o INCUMBENT PLAYERS HAVE HUGE
                                                  ADVANTAGE (LOWER CAC, LOWER
                                                  SWITCH RATE, BRANDING,
                                                  RELATIONSHIPS)

CUSTOMERS                    X                  o CONCERNED WITH RELIABILITY/
                                                  QUALITY/HISTORY

                                                o SHOW LITTLE PROPENSITY TO
                                                  CHANGE FIRST

                                                o WANT SOLID COMPETITION FOR
                                                  BUSINESS

                                                o SEE POTENTIAL, BUT NOT TAKING
                                                  CURRENT PLAYS SERIOUSLY

SUPPLIERS                    X                  o WORRIED ABOUT MARGINS

                                                o NEED TO SEE EXCHANGE AS
                                                  OPPORTUNITY, NOT THREAT

CAPABILITIES       X                            o PX/PSC CURRENTLY MISSES MANY
                                                  KEY REQUIREMENTS FOR THE
                                                  RETAILCO MODEL UNDER REVIEW

COMPETITION        X                            o SPACE IS RELATIVELY CROWDED
                                                  W/ NEW ENTRANTS

                                                o TRADITIONAL SUPPLIERS WON'T GO
                                                  "QUIETLY INTO THE NIGHT"

                                                o COMPETITORS HAVE A HEAD START


ONLINE EFFORTS WILL STRUGGLE UNTIL THEY PROVIDE MORE THAN INCREMENTAL VALUE, BUT DELIVER SOMETHING NEW AND COMPELLING THAT TRADITIONAL SUPPLIERS DON'T


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                                      -5-

                                                                         TRACK 1

WHAT EVENTS COULD CREATE A C&I "BURNING PLATFORM"?

     o SOME CLEAR C&I EXCHANGE WINNERS WOULD HAVE TO EMERGE, WITH LINE OF SIGHT TO PROFITABILITY
          -    WHY?
          -    WHAT ARE THEY OFFERING?
          - ARE THEY BEATING OUT ESTABLISHED SERVICE OR SUPPLY RELATIONSHIPS CONSISTENTLY?
     o A WHOLE NEW VALUE PROPOSITION EMERGES FOR EXCHANGES THAT IS NOT APPARENT TODAY
          -    TRANSFORMATION MIGHT BE RAPID
          -    UNLIKELY TO BE DEFENSIBLE FOR LONG
          - INDUSTRY MAY DISMISS, UNTIL SUCCESS IS UNDENIABLE, RAPIDLY ADOPTED TO PREVENT CUSTOMER LOSS
     o    C&I CUSTOMERS FORCE SUPPLIERS TO EXCHANGES
          - C&I CUSTOMERS SEE SUBSTANTIAL FINANCIAL AND OTHER BENEFIT FROM EXCHANGES
     o    COMMON RULES FOR DEREGULATION ACROSS ALL (OR MOST) STATES
          -    ALLOWS SCALE FOR NATIONAL PLAYS
          -    ELIMINATES ARBITRAGE
          -    FORCES CONSOLIDATION

[LOGO]                                                      [PEROT SYSTEMS LOGO]

                                                                         TRACK 2

TRACK 1 FINDINGS IMPACT TRACK 2 PERSPECTIVE

POTENTIAL PARTNERS OR COMPETITORS
--------------------------------------------
NORESCO             UTILISAVE
ENRON               UTILITY.COM
LODESTAR            ENERMETRIC
ENERCOM             EXCELERGY
ENERGY MASTERS      SILICON ENERGY
ELECTRIC.COM        AMDAX
GREEN MOUNTAIN      DUKE SOLUTIONS
NEW ENERGY          USOURCE
APX                 CONNECTIV




SUMMARY FINDINGS OF TRACK 1
---------------------------------------------
RETAIL C&I EXCHANGE PLAYS
     -    DO NOT HAVE COMPELLING VALUE
          PROPOSITIONS
     -    ARE NOT ATTRACTING CUSTOMERS

SUCH PLAYS REPRESENT HIGH RISK ENDEAVORS
UNTIL MAJOR ISSUES ARE ADDRESSED

RETAILCO REPRESENTS A HIGHLY RISKY PROPOSITION
FOR PX AND PSC, GIVEN CURRENT CAPABILITIES





                            IMPLICATIONS FOR TRACK 2

      -    LONG TERM VIABILITY OF THESE FRONTRUNNERS IS IN QUESTION

      - PARTNERSHIP EXPLORATIONS AT THE RETAIL LEVEL MAY NOT REPRESENT THE BEST INVESTMENT OF MANAGEMENT TIME AND PX BRAND NAME


[LOGO]                                                      [PEROT SYSTEMS LOGO]

WHERE'S THE BEEF?

ON-LINE ENERGY TRADING EXPECTED TO BALLOON

[BAR GRAPH]

$ BILLIONS

OH, REALLY?

1999   11
2000   30
2001   57
2002  101
2003  170
2004  266

NOTE: VALUES INCLUDE WHOLESALE AND RETAIL TRADING
SOURCE: FORRESTER RESEARCH



"NONE (OF THE EXISTING PLAYERS) HAVE
SUFFICIENT VOLUME TO BE SELF-SUSTAINING
FROM FEES.

THE SHAKEOUT WILL BE QUICK."

     -DAVID SHEPHEARD,
      STRUCTURE CONSULTING GROUP


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                                      -8-

                                                                        TRACK 2

HOW CAN CONTRARIAN VIEW BE JUSTIFIED?

                             B2B ARBITRAGE IS OVER


                        52 WEEK    CURRENT
COMPANY        SYM       HIGH      PRICE(1)       DECLINE
---------------------------------------------------------
ARIBA          ARBA      184       82             55%

COMMERCE ONE   CMRC      166       52             69%

FREE MARKETS   FMKT      370       44             88%

ICG            ICGE      212       31             85%

NEOFORMA       NEOF       79        7             91%

SCIQUEST       SQST       92       10             89%

VENTRO         VNTR      244       27             89%

VERTICALNET    VERT      148       38             74%


     - LITTLE VALUE ADD, CUSTOMERS NOT SHOWING UP
     - CROWDED FIELD ERODES LONG TERM MARGINS
     - MARKET POSITIONS ARE NOT DEFENSIBLE
     - SPECULATORS IN RETREAT

(1) JUNE 19, 2000 CLOSING PRICE
SOURCE: WALL STREET JOURNAL

SO WHY DO ANNOUNCEMENTS KEEP COMING?

PRESSURE ON         - NEED TO BE DOING SOMETHING
MANAGEMENT

LOW RISK            - NO ONE EVER GOT FIRED FOR HEEDING
                      CONVENTIONAL WISDOM
                    - CONTRADICTING CONVENTIONAL
                      WISDOM CAN ENDANGER CAREERS

....BUT THE TIDE IS TURNING WHERE IT COUNTS

"B2B ROADSHOWS ARE BRUTAL WITH VERY SHORT
 CONVERSATIONS SINCE THE CORRECTION.

 THE ONLY THING LARGE INSTITUTIONAL INVESTORS WANT TO
 HEAR NOW IS NET EARNINGS.

 WE DON'T WANT TO HEAR ABOUT GROWTH AND, TO SOME
 EXTENT, NOT EVEN ABOUT GROSS MARGINS. WE WANT TO
 INVEST IN BUSINESSES THAT ARE MAKING MONEY."

         - SENIOR ANALYST, MERRILL LYNCH
SOURCE: INTERVIEWS

MARKETING SUCCESS MAY HAVE TAKEN SOME TOO FAR

CONTRARIAN VIEW MAY SOON BECOME CONVENTIONAL

[LOGO]                                                      [PEROT SYSTEMS LOGO]

KEY QUESTIONS

- ARE THERE LESSONS THAT WE CAN LEARN FROM THE MARKET WE HAVE STUDIED?

- ARE WE WILLING TO RISK THAT WEB-BASED INITIATIVES WILL "TAKE OVER THE WORLD?"

- WILL WE MISS A WINDOW OF OPPORTUNITY BY WAITING?

- ARE CURRENT ON-LINE COMPETITORS MISSING ANYTHING BIG?

- WILL TRADITIONAL MARKETERS KEEP SHARE BY OFFERING WEB OPTIONS?


[LOGO]                                                      [PEROT SYSTEMS LOGO]

RECOMMENDATIONS

TRACK 1        o DELAY THE IMPLEMENTATION OF RETAILCO UNTIL THE MARKET
                 CONDITIONS PROVE MORE FAVORABLE OR CUSTOMERS PERCEIVE GREATER VALUE IN THE CONCEPT
                    - MONITOR THE MARKET TO IDENTIFY IF "BURNING PLATFORM"
                      TRIGGERS OCCUR
                    - CONTINUE TO EVALUATE THE RETAIL MARKET TO IDENTIFY
                      POTENTIALLY FEASIBLE OPPORTUNITIES

TRACK 2        o CONSIDER PARTNERSHIPS WITH THE FRONTRUNNERS, BUT LIMIT THE
                 INVESTMENT OF TIME AND BRAND
                    - MONITOR THE FRONTRUNNERS FOR WEAKNESS (EARNINGS, CASH
                      BURN, IPO RECEPTIVENESS ...)
                    - MONITOR THE MOVES OF ENTRENCHED PLAYERS WHO ARE MOST
                      LIKELY TO MAINTAIN CUSTOMER RELATIONSHIPS

OVERALL        o TAKE THE LESSONS LEARNED IN THIS STUDY AND APPLY THESE TO THE
                 BASE BUSINESS
                    - HYPE WORKS, BUT AS CONCERNS GROW ABOUT THE ABILITY TO
                      DELIVER AGAINST IT, MASSIVE RETRENCHMENT WILL OCCUR
                    - VISIBLE $$ VALUE PROPOSITIONS STILL MATTER TO CUSTOMERS
                    - THE MARKET WILL ULTIMATELY REWARD ONLY COMPANIES THAT GROW
                      PROFITABILITY

               SO,
               o CONSIDER E-COMMERCE OPPORTUNITIES IN THE WHOLESALE SPACE
                    - HYPE AND LEVERAGE OUR EXISTING CAPABILITIES - BUT BACK IT
                      UP WITH ACTION
                    - TAKE ADVANTAGE OF YOUR LEAD ON COMPETITORS
                    - BE SMART ABOUT FIGURING OUT WHAT CUSTOMERS WANT
                    - DO IT PROFITABLY, OR AT LEAST WITH NEAR TERM LINE OF SIGHT
                      TO PROFITABILITY
                    - OFFER SUPPLY TO NEW RETAIL ENTRANTS: BE CRITICAL SPOT/
                      FORWARD SUPPLY SOURCE FOR ALL ENTRANTS WHO OFFER COMPETITIVE RETAIL MARKETING IN CA



[LOGO]                                                      [PEROT SYSTEMS LOGO]

AGENDA


EXECUTIVE SUMMARY

APPENDIX

     - BACKGROUND

     - SUPPLY CHAIN ANALYSIS

     - CUSTOMER ACQUISITION COSTS

     - CUSTOMER / SUPPLIER ANALYSIS

     - CAPABILITIES / GAP ASSESSMENT

     - TRACK 2 / COMPETITOR ANALYSIS


[LOGO]                                                      [PEROT SYSTEMS LOGO]

RETAIL TRADING MAY PRESENT AN OPPORTUNITY FOR THE PX

[BAR GRAPH]


                   ON-LINE ENERGY TRADING EXPECTED TO BALLOON

$ BILLIONS

1999   11
2000   30
2001   57
2002  101
2003  170
2004  266

NOTE: VALUES INCLUDE WHOLESALE AND RETAIL TRADING
SOURCE: FORRESTER RESEARCH





               PX CURRENT INITIATIVES LEAVE ROOM FOR RETAIL PLAY

--------------------------------OYSTER------------------------------------

INFORMATION
SERVICES         TRADING      SCHEDULING       SETTLEMENTS      CLEARING
  |                 \              /               \               /
  |                  \            /                 \             /
  |                   \          /                   \           /
  |                    \        /                     \         /
  |                    BLACK PEARL                      CLEARCO
  |
  |
  |
  |
   -------------  RETAILCO
                    - INFORMATION SERVICES
                    - RETAIL TRADING




[LOGO]                                                      [PEROT SYSTEMS LOGO]

FRIDAY, APRIL 14, 2000 MEETING DEFINED RETAILCO



MISSION:
     TO BE THE ELECTRONIC PROCUREMENT ASSISTANT FOR C&I BUSINESSES AND RETAIL AGGREGATORS TO SOURCE AND FACILITATE DELIVERY (PROVIDE FULFILLMENT) OF ENERGY AND UTILITY SERVICES


PRODUCTS AND SERVICES:
     AUTOMATED RFP
          - COMMODITY
          - ESCO
     COMMODITY SCHEDULING / FULFILLMENT
     E-CONSULTING
          - ANALYSIS AND RECOMMENDATIONS OF POWER OPTIONS
          - INTELLIGENT BEST PRACTICES
          - ECONOMIC ANALYSIS
          - PORTFOLIO OPTIMIZATION
          - RISK MANAGEMENT TOOLS
     BUYER DESKTOP
          - MARKET PRICING, NEWS, WEATHER, ETC.
          - REGULATORY INFO
          - GRID/OASIS
          - MESSAGE BOARDS




[LOGO]                                                      [PEROT SYSTEMS LOGO]

PROJECT OVERVIEW

PROJECT OBJECTIVES:

TRACK 1 - VALIDATE THE FEASIBILITY OF THE DEFINED RETAILCO


TRACK 2 - UNDERSTAND AND ANALYZE THE E-COMMERCE COMPETITIVE LANDSCAPE
          o POTENTIAL COMPETITORS
          o POTENTIAL PARTNERS


                                    MODULES
--------------------------------------------------------------------------------

SUPPLY CHAIN                              PETE RASLAVICUS
CUSTOMER ANALYSIS                         DREW BRABB, Tony Frontino, Mark Hoppe
SUPPLIER ANALYSIS                         DREW BRABB, Tony Frontino, Mark Hoppe
CUSTOMER ACQUISITION COST                 PETE RASLAVICUS
CAPABILITY AND GAP ANALYSIS               RAYMOND JOHNSON
TRACK 2                                   HEATHER HENDERLEITER, Peter Raslavicus
PROJECT LEAD                              HARRY JORDAN





[LOGO]                                                      [PEROT SYSTEMS LOGO]

PROJECT TIMELINE

[TIME LINE OMITTED]

MAY 1      INITIAL START
MAY 10     ACTUAL START
MAY 17
JUNE 9     READ OUT
JUNE 26    PROJECT END
           FINAL PRESENTATION

[LOGO]                                                      [PEROT SYSTEMS LOGO]

AGENDA


EXECUTIVE SUMMARY

APPENDIX

     - BACKGROUND

     - SUPPLY CHAIN ANALYSIS

     - CUSTOMER ACQUISITION COSTS

     - CUSTOMER / SUPPLIER ANALYSIS

     - CAPABILITIES / GAP ASSESSMENT

     - TRACK 2 / COMPETITOR ANALYSIS


[LOGO]                                                      [PEROT SYSTEMS LOGO]

C & I CUSTOMERS
4 Basic Needs


POWER COMMODITY
     - MINIMIZE TOTAL COST (PRICE/UNIT)
     - ASSURANCE OF QUALITY
     - CUSTOMIZE DELIVERY

MANAGE DEMAND
     - MINIMIZE OVERALL DEMAND
     - FORECAST FUTURE DEMAND
     - SCHEDULE DEMAND FOR BEST COMMODITY PRICE

MANAGE FACILITIES
     - EQUIPMENT/MACHINERY
     - PERSONNEL/OPERATIONS
     - MAINTENANCE

UNMET OR EVEN UNKNOWN NEEDS


[LOGO]                                                      [PEROT SYSTEMS LOGO]

ENERGY SUPPLY CHAINS PRESENT CONTINUUM OF DYNAMIC
CHANGE

[CHART]

MARKETS ARE PROGRESSING TOWARD
A NEW SUPPLY CHAIN MODEL BUT AT
DIFFERING PACES AND LEVELS OF PROGRESS





[CHART]






[LOGO]                                                      [PEROT SYSTEMS LOGO]

COMMODITY & ENERGY SERVICES SUPPLY CHAIN
Old Model


PG & E  Generation > Transmission > Distribution > C&I Customer

SEMPRA  Generation > Transmission > Distribution > C&I Customer

SCE     Generation > Transmission > Distribution > C&I Customer


      COMPLETELY VERTICAL INTEGRATED CHAINS PROTECTED BY LOCAL MONOPOLIES

[LOGO]                                                      [PEROT SYSTEMS LOGO]

COMMODITY & ENERGY SERVICES SUPPLY CHAIN
Current Model




                                  [FLOW CHART]




[LOGO]                                                       [PEROTSYSTEMS LOGO]

RETAILERS FACE A VARIETY OF CUSTOMER CONTACTS AND
METHODS OF SELLING COMMODITY & SERVICES



   C&I CHARACTERISTICS

       HIGH % COGS
     HIGH $ ON ENERGY
   LARGE ORGANIZATIONS

        LOW % COGS
     LOW $ ON ENERGY
   SMALL ORGANIZATIONS




                             PREFERRED SALES METHOD

                             DIRECT WITH WHOLESALER

                               COMMISSIONED AGENT

                                 TELEMARKETING

                                  DIRECT MAIL



                                                                  BUYER

                                                              ENERGY MANAGER

                                                           PROCUREMENT MANAGER

                                                           NONSPECIFIC MANAGER



[LOGO]                                                      [PEROT SYSTEMS LOGO]

SUPPLY CHAIN DYNAMICS - THE C&I CUSTOMER


                                 MARKET DYNAMIC

DIFFERING CONTACTS FOR ENERGY PROCUREMENT DEPENDING ON THE CHARACTERISTICS OF THE ORGANIZATION

NEED FOR BUYER EDUCATION INCREASES AT THE LOWER END OF THE SPECTRA

CUSTOMERS ARE INCREASINGLY AWARE OF POTENTIAL FOR ENERGY SERVICES AND FACILITIES MANAGEMENT SERVICES TO IMPACT THE BOTTOM LINE

CUSTOMERS INCREASING DEMAND FOR BILL CONSOLIDATION, METERING, AND COMPLEMENTARY SERVICES (E.G., ANALYTICS, AUDITING, ETC.)


                                  IMPLICATIONS

- SALES MODELS MUST SUPPORT THE BUYING TYPES

- RELATIVE COST OF SALES INCREASES AT THE LOWER END OF THE SPECTRA
- ADDED EDUCATIONAL CAPABILITIES MUST BE IN PLACE

- INCREASES DEMAND FOR EDUCATIONAL SUPPORT, MAY NOT BE WILLING TO PAY FOR IT

- SUCH SERVICES BECOMING A COST OF DOING BUSINESS






[LOGO]                                                      [PEROT SYSTEMS LOGO]

SUPPLY CHAIN DYNAMICS - RETAIL/WHOLESALE MARKETING


                                 MARKET DYNAMIC

CUSTOMER MANAGEMENT IS DAUNTING

MANAGING MULTI-PARTY RELATIONSHIPS TO SERVICE CUSTOMERS

SOME RETAILER WILL ACT AS WHOLESALERS, AND VICE VERSA


                                  IMPLICATIONS

- THE ABILITY TO DELIVER ON FULFILLMENT WILL BE A CRITICAL DIFFERENTIATOR
- COMPLEXITY OF MANAGEMENT IS INCREASING, NOT DECREASING

- MANAGEMENT TIME AND EFFORT FORGOING MYRIAD OF RELATIONSHIPS
- STANDARDIZATION OF PROCESSES
- CUSTOMER FULFILLMENT MAY BE DEPENDENT ON PERFORMANCE OF NUMEROUS 3RD PARTIES

- THE LINES ARE BLURRING
- MASSIVE GROWTH IN COMPETITION ACROSS "ROLES" FROM ESTABLISHED ENERGY PLAYERS



[LOGO]                                                      [PEROT SYSTEMS LOGO]

SUPPLY CHAIN DYNAMICS - INTERNET PLAYS - MARKET
INFORMATION & EXCHANGE SERVICES

                                 MARKET DYNAMIC

FEW MANAGE THE SERVICE DELIVERY AND THE ONGOING CUSTOMER RELATIONSHIP

MANY FALL INTO THE "DATING SERVICE" MODEL AND OFFER INFORMATION, INTRODUCTIONS AND/OR SIMPLE SWITCHING SERVICES (ON LINE OR VIA PAPER)

SOME EXCHANGE SERVICES DO NOT FULLY COMPLETE A BINDING TRANSACTION ON-LINE

MARKET INFORMATION PROVIDERS CAN CHANNEL CUSTOMERS TO BOTH ENERGY SERVICES PROVIDERS AND RETAIL POWER MARKETERS

                                  IMPLICATIONS

- MANY CUSTOMER NEEDS LEFT UNMET
- ADDED LAYER OF COST TO STAND IN BETWEEN CUSTOMER AND LOCAL UTILITY


- "THEY ARE NOT AROUND FOR THE BEST PART OF THE DATE."
- EXPECT SUBSTANTIAL EROSION OF FEES FOR MATCHMAKING AND TRANSACTION
  PULL-THROUGH


- PLAYERS MUST BE FLEXIBLE TO HANDLE LOCAL PUC REQUIREMENTS WITH MAJOR PROCESS IMPACTS
- COMPLEX RFPS WILL CONTINUE (FOR SOME TIME) TO REQUIRE DIRECT NEGOTIATION


- CHANNEL TO SERVICE PROVIDERS PROVIDES OPPORTUNITY FOR CUSTOMER POACHING
- MUST PROVIDE COMPELLING, DEFENSIBLE SERVICE TO PREVENT POACHING





[LOGO]                                                      [PEROT SYSTEMS LOGO]

AGENDA

     EXECUTIVE SUMMARY

     APPENDIX

          - BACKGROUND

          - SUPPLY CHAIN ANALYSIS

          - CUSTOMER ACQUISITION COSTS

          - CUSTOMER / SUPPLIER ANALYSIS

          - CAPABILITIES / GAP ASSESSMENT

          - TRACK 2 / COMPETITOR ANALYSIS

[LOGO]                                                      [PEROT SYSTEMS LOGO]

ACQUISITION COSTS HIGH
Market forces favor incumbent supplier

[GRAPHIC]

PRE-EXISTING RELATIONSHIP WITH RETAILER/SUPPLIER

SERVICE IS GOOD ENOUGH

SERVICES BUNDLED

NARROW, INFREQUENT, & UNKNOWN TIMING WINDOW FOR ENERGY PURPOSES

CUSTOMER UNAWARE OF OTHER OPTIONS

UNDER CONTRACT


[LOGO]                                                     [PEROT SYSTEMS LOGO]

REVIEW OF CUSTOMER ACQUISITION COSTS

[BAR GRAPH OMITTED]

             START-UPS FACE HIGH ENTRY COSTS V. TRADITIONAL PLAYERS

               SALES AND MARKETING EXPENSE AS A % OF FY99 REVENUE



TRADITIONAL ENERGY PLAYERS

  ENRON - 2%(1)
  SEMPRA - 9%(1)


TRADITIONAL TELECOM PLAYERS AS ANALOGS

  MCI - 12%(2)
  SPRINT - 15%(2)


B2B PLAYERS

  FREEMARKETS - 57%
  VENTRO - 74%
  VERTICALNET - 124%
  SCIQUEST - 298%

(1) Estimated as 25% of Operating Expense
(2) Estimated as 50% of SG&A
Source: SEC filings


[LOGO]                                                     [PEROT SYSTEMS LOGO]

RETAIL CUSTOMER ACQUISITION COSTS SUMMARY
Represents Low-End of Commercial Customers, Below RetailCo Target

     - $73K PER YEAR AVERAGE SALES PERSON SALARY COSTS (WITH OVERHEAD LOAD)

     - $160K AVERAGE GROSS MARGIN GENERATED PER SALES PERSON

     - CALCULATED SALARY DERIVED CUSTOMER ACQUISITION COSTS AS A PERCENTAGE OF MARGIN = 45.7%

     - OTHER COMPONENTS CAN BE ADDED SUCH AS PROCESSING AND SET UP COSTS

     - CUSTOMER RETENTION = 88-93% (AND FALLING)

     - CUSTOMER ACQUISITION COSTS $1330 PER CUSTOMER

     - AS A PERCENTAGE OF REVENUE - VERY HIGH

     - PROXY INDUSTRIES $186 PER CUSTOMER

Source: Interviews

[LOGO]                                                      [PEROT SYSTEMS LOGO]

                                      -29

AGENDA

     EXECUTIVE SUMMARY

     APPENDIX

          - BACKGROUND

          - SUPPLY CHAIN ANALYSIS

          - CUSTOMER ACQUISITION COSTS

          - CUSTOMER / SUPPLIER ANALYSIS

          - CAPABILITIES/GAP ASSESSMENT

          - TRACK 2 / COMPETITOR ANALYSIS

[LOGO]                                                      [PEROT SYSTEMS LOGO]

RESEARCH APPROACH


OBJECTIVE: TO GAIN INSIGHT ON THE INTEREST OF BOTH CUSTOMERS AND SUPPLIERS IN
           AN ONLINE OR "E" PROCUREMENT PLATFORM FOR ENERGY COMMODITIES


                               CUSTOMER RESEARCH

WIDE RANGE OF CUSTOMERS BASED ON $ SPENT AND $ VS TOTAL COGS

CONCERNS ABOUT "E" PLATFORMS FOR ENERGY PROCUREMENT

IDEAS FOR AUTOMATING THE RFP PROCESS

OTHER CONTENT/SERVICES IMPORTANT TO SUCH A PLATFORM


                               SUPPLIER RESEARCH

COMPETITIVE ESPs OPERATING IN REGIONS ACROSS THE COUNTRY

VALUE OF AN ONLINE PROCUREMENT PLATFORM

PLANS FOR PARTICIPATION IN SUCH EXCHANGES

CONCERNS ABOUT PARTICIPATING

KEY FEATURES AN ePROCUREMENT PLATFORM SHOULD INCLUDE


[LOGO]                                                      [PEROT SYSTEMS LOGO]

INTERVIEW LIST


                  COMPANY                   TITLE OF INTERVIEWEE               HQ LOCATION

          { MOTEL 6                       VP UTILITIES AND TELECOM             DALLAS, TX
          { ALBERTSON'S                   ENERGY MANAGER                       BOISE, ID
          { BOMA SF                       MGR., POWER POOL                     SAN FRANCISCO, CA
          { CSU                           PROCUREMENT OFFICER                  LONG BEACH, CA
          { MA HEFA                       DIRECTOR                             BOSTON, MA
          { HYATT HOTELS                  DIRECTOR OF PROCUREMENT              CHICAGO, IL
          { BOMA PHILADELPHIA             CHAIRMAN UTILITIES COMMITTEE         PHILADELPHIA, PA
          { SUSQUEHANNA PFALZGRAFF        UTILITIES MANAGER                    YORK, PA
          { HERSHEY FOODS                 DIRECTOR ENERGY COMMODITIES          HERSHEY, PA
          { BELL ATLANTIC                 CORPORATE SOURCING                   NEW YORK, NY
          { ROBINSON MAY                  VP MAINTENANCE                       N. HOLLYWOOD, CA
CUSTOMERS { CARL KARCHER ENTERPRISES      ENERGY MANAGER                       ANAHEIM, CA
          { CB RICHARD ELLIS              DIRECTOR                             LOS ANGELES, CA
          { CA MFRS & TECH ASSN.          SR. VP                               SACRAMENTO, CA
          { MA HIGH TECH COUNCIL          VP & GC                              WALTHAM, MA
          { SAFEWAY                       DIRECTOR, MAINTENANCE & UTILITIES    PLEASANTON, CA
          { MCDONALD'S                    EQUIPMENT SYSTEMS                    OAK BROOK, IL
          { GENERAL CABLE CORP.           VP, RISK MANAGEMENT                  HIGHLAND HEIGHTS, KY
          { COLUMBIA HCA                  MGR., NATIONAL ENERGY CONTRACTS      NASHVILLE, TN
          { NJ BUSINESS & INDUSTRY ASSN   VP                                   TRENTON, NJ
          { MATTEL                        DIRECTOR, FACILITIES                 EL SEGUNDO, CA
          { TRICON GLOBAL                 NAT'L ENERGY MANAGER                 DALLAS, TX
          { CHEMICAL IND. COUNCIL OF NJ   DIRECTOR                             TRENTON, NJ

          { DUKE SOLUTIONS                ECOMMERCE DIRECTOR                   CHARLOTTE, NC
          { PPL RESOURCES                 MANAGER, ECOMMERCE                   ALLENTOWN, PA
SUPPLIERS { NE/AES MIDWEST                VP BUSINESS DEVELOPMENT              CHICAGO, IL
          { NE/AES WEST                   VP                                   LOS ANGELES, CA
          { ENRON ENERGY SERVICES         DIRECTOR, RISK MGT.                  HOUSTON, TX


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                                      -32-

KEY FINDINGS AND RESULTS - CUSTOMER INTERVIEWS


                           NO VALUE SEEN AT DOT.COMS

o MOST CUSTOMERS INTERVIEWED HAVE BEGUN INVESTIGATING ONLINE PROCUREMENT OPTIONS

o COLUMBIA HCA PARTICIPATED IN ON-LINE PROCUREMENT, BUT CLOSED DEAL WITH TRADITIONAL VENDOR BECAUSE IT WAS CHEAPER

  - WHY? "THE FEE ... BECAME A PROBLEM."

  - WHAT PROD/SVC WOULD MAKE YOU ACCEPT THE FEE? "I CAN'T ANSWER THAT QUESTION"

o LACK OF LIQUIDITY AND VIBRANCY IN ON-LINE MARKETS

o REGIONAL NATURE OF POWER MARKETS MAKE THE STRUCTURE OF THE EXCHANGE COMPLEX

o CONCERNS REGARDING TRANSACTION FEES

o CONCERNED ABOUT THE QUALITY/RELIABILITY OF SUPPLIERS ON THE OTHER SIDE

o EXCHANGE WOULD NEED TO ASSUME SOME RISK AND SUPPLY GUARANTEES


                            FEW RISE ABOVE THE NOISE

o MOST HAVE NOT BEEN ABLE TO IDENTIFY PLATFORMS APPROPRIATE FOR A RETAIL COMMERCIAL CUSTOMERS NEEDS

  - MOST AWARE OF MASS MARKET PLATFORMS (utility.com, essential.com)

    - SEVERAL AWARE OF THE PROPRIETARY WHOLESALE TRADING PLATFORMS (ENRONONLINE, CORALCONNECT)

    - ONLY A FEW AWARE OF SPECIFIC COMMERCIAL RETAIL PLATFORMS. (ENERMETRIX, AMDAX)


            WILLING IF COMPETING VALUE PROPOSITION BUT NONE SEEN YET

o AGREEMENT IN THEORY WITH THE APPLICABILITY OF AN ONLINE PLATFORM FOR ENERGY PROCUREMENT

o RETAIL EXCHANGE COULD COLLECT AND POST REAL TIME METER AND FACILITY CONSUMPTION DATA ALONG WITH REAL TIME POWER POOL PRICES

o VALUABLE TO GENERATING RFPs


               CUSTOMERS APPEAR SATISFIED WITH CURRENT OFFERINGS

Source: Customer interviews


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                                      -33-

           KEY FINDINGS AND RESULTS - SUPPLIER INTERVIEWS



PROS

o REDUCES OVERALL CUSTOMER ACQUISITION COSTS

o WOULD VALUE A COMMON RFP EVALUATION PROCESS AND PLATFORM

CONS

o LESS ENTHUSIASTIC ABOUT USING A THIRD PARTY ECOMMERCE PLATFORM AS A MEANS OF COMPETING FOR CUSTOMERS

  - VIEWED NEGATIVELY AS IT POTENTIALLY INTERFERES WITH THE DEVELOPMENT OF A DIRECT RELATIONSHIP BETWEEN THE SUPPLIER AND ITS CUSTOMERS

o "UNFAIR TERMS" FROM THE ENERMETRIX PLATFORM, SUPPLIERS CONCERNED ABOUT EXCHANGES' CHARGES FOR USAGE

o CUSTOMER GENERATED RFPS RARELY PROVIDED ALL THE INFORMATION NEEDED TO DEVELOP A GOOD BID AND MUCH TIME AND EXPENSE IS PUT TOWARD TRYING TO OBTAIN OR DEAL WITHOUT THIS DATA

   - KEY DATA SUPPLIERS REQUIRE INCLUDES:

     o LOAD DATA/LOAD SHAPE (HOURLY DATA PREFERRED)

     o LOCATION OF ALL FACILITIES INCLUDED IN RFP

     o CURRENT YEAR'S CONSUMPTION DATA

     o UTILITY ACCOUNT NO., RATE SCHEDULE, UTILITY ID

     o ABILITY TO CURTAIL OR BE INTERRUPTED



Source: Supplier interviews

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                                -34-

AGENDA


  EXECUTIVE SUMMARY

  APPENDIX

     - BACKGROUND

     - SUPPLY CHAIN ANALYSIS

     - CUSTOMER ACQUISITION COSTS

     - CUSTOMER / SUPPLIER ANALYSIS

     - CAPABILITIES / GAP ASSESSMENT

     - TRACK 2 / COMPETITOR ANALYSIS


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                                      -35-

VALUE CHAIN DEFINES REQUIRED CAPABILITIES


ON-GOING C&I CUSTOMER BUSINESS PROCESSES



                     PREPARE
                     LIST OF
                     OPTIONS

RESEARCH             DECIDE ON        SOURCE                            SETTLEMENTS,
ENERGY               REQUIRED         AS                TAKE            BILLING, AND        MONITOR
REQUIREMENTS         PORTFOLIO        APPROPRIATE       DELIVERY        CLEARING            PERFORMANCE


- COLLECT AND        - CO-GEN         CONSTRUCTION      - CONSUME       - AUDIT,            - PROVIDE DATA /
  ANALYZE                             PROJECT             ENERGY          ANALYZE, PAY        COMPILE
  USAGE INFO         - ENERGY         DSM CNSLTNG &     - MONITOR,        BILLS               METRICS
- COMPILE              EFFICIENCY     EQUIP               OPTIMIZE,     - MANAGE            - ANALYZE
  INFORMATION                         UPGRADES            CONTROL         CONTRACT            MARKET DATA
  ON RATES,          - LT CONTRACT    RFP, BILATERAL      USAGE
  TARIFFS, RULES                      NEGOTIATIONS      - MANAGE RISK
                     - ST CONTRACT    RFP
                     - SPOT           MARKET
                     - REAL-TIME      ON-DEMAND
                                      USAGE



RETAILCO SUPPORT SERVICES


     RETAIL ENERGY MARKETING

     CUSTOMER RELATIONSHIP MANAGEMENT

     MARKET INFORMATION SERVICES (DATA COLLECTION AND PACKAGING)

     WORKFLOW PROCESS AUTOMATION

     COMPUTER OPERATIONS



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                                      -36-

           SIGNIFICANT CAPABILITY GAPS EXIST TO IMPLEMENTING RETAILCO


    CAPABILITIES REQUIRED             CALPX   PSC   RETAILCO             COMMENTS
    ---------------------             -----   ---   --------             --------

[RETAIL ENERGY MARKETING                                X     EXCOS/POWER MARKETERS]
[ENERGY STRATEGY CONSULTING                             X      OFFLINE CONSULTANTS]
[RETAIL ENERGY TARIFFS                                  X      OFFLINE CONSULTANTS]
METER DATA ANALYSIS                            X        X      PEROT'S IQOM SERVICE
CUSTOMER RELATIONSHIP MANAGEMENT               X        X      DEVELOP USING SOFTWARE PLATFORM
WHOLESALE ENERGY TRADING                X                      PX CORE COMPETENCY
-----------------------------------------------------------------------------------------------
SUPPLIER SCREENING                                      X      CREDIT AGENCIES
RETAIL ENERGY PROJECTS                         X               ENERGY EFFICIENCY/DSM
[RFP PROCESS                                            X      DEVELOP USING SOFTWARE PLATFORM]
-----------------------------------------------------------------------------------------------
[MULTI-ATTRIBUTE BIDDING                                X      DEVELOP USING SOFTWARE PLATFORM]
WHOLESALE/RETAIL INTERFACE                              X      DEVELOP IN-HOUSE
WHOLESALE ENERGY SCHEDULING             X                      PX CORE COMPETENCY
-----------------------------------------------------------------------------------------------
ENERGY SERVICE CONTRACT MANAGEMENT             X        X      ESCOS/OUTSOURCERS
RETAIL ENERGY MONITORING & CONTROL             X        X      PEROT'S IQOM SERVICE
RETAIL BILLING/EBPP                            X        X      BILLINGZONE/TENFOLD SOFTWARE
-----------------------------------------------------------------------------------------------
WHOLESALE SETTLEMENTS AND BILLING       X      X               PX CORE/CLEARCO
BUSINESS INTELLIGENCE/INFO SERVICES                     X      MARKET DATA COMPANIES
COMPUTER OPERATIONS                            X        X      PEROT DATA CENTER/IT OUTSOURCING
-----------------------------------------------------------------------------------------------
SYSTEMS INTEGRATION                            X               PEROT CORE COMPETENCY
WORKFLOW AND PROCESS AUTOMATION                X        X      PEROT
BEST PRACTICE PROCESSES                                 X      BENCHMARKING CONSULTANTS


                                                  [ ] MOST CRITICAL FOR RETAILCO

        CAPABILITY GAPS CAN BE FILLED BY DEVELOPING CAPABILITY IN-HOUSE
              OR BY SELECTING PARTNERS TO COMPLEMENT COMPETENCIES

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                                      -37-

AGENDA



  EXECUTIVE SUMMARY

  APPENDIX

       - BACKGROUND

       - SUPPLY CHAIN ANALYSIS

       - CUSTOMER ACQUISITION COSTS

       - CUSTOMER/SUPPLIER ANALYSIS

       - CAPABILITIES/GAP ASSESSMENT

       - TRACK 2/COMPETITOR ANALYSIS






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                                      -38-

METHODOLOGY


o COMPILED LIST

o REVIEWED WEB SITES, HOOVERS, NEWS/PRESS RELEASES

o DETERMINED SUCCESS FACTORS

  - IDENTIFIED CUSTOMERS

  - ONLINE PRESENCE/CAPABILITY

  - AFFILIATIONS/PARTNERSHIPS

o FOCUSED PRIMARILY ON THOSE PLAYS WHO DEAL WITH C&I CUSTOMERS

o COMPILED SPREADSHEET WITH INFORMATION ON ALL PLAYERS IDENTIFIED




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                                  -39-

PLAYERS REVIEWED


ALLCONNECT                        ENERGYGUIDE                                   PG&E BROKERS 2,000
ALTRA                             ENERGYON.COM                                  POWER CO-OP
AMDAX.COM                         ENERGY ONLINE                                 POWERQUOTE.COM
APX                               ENERGYPORTAL.COM                              POWERTRUST.COM
BRIGHTOPTIONS.COM                 ENERMETRIX                                    RED METEOR
BUYING POWER (UK)                 ENRON                                         RETX (RETAIL ENERGY TRANSACTION EXCH)
CALPOL                            ESSENTIAL.COM                                 SCANA ENERGY MARKETING
CHOOSEENERGY.COM                  EXCELERGY ENERGYCUSTOMER.COM                  SERVISENSE
COMMONWEALTH ENERGY CORP          EXELON                                        SILICON ENERGY
CONECTIV                          GREENMOUNTAIN.COM                             SMART ENERGY.COM
DUKESOLUTIONS                     HOUSTONSTREET                                 STRUCTURE CONSULTING GROUP
DYNEGY                            121ENERGY                                     USOURCE (UNITIL.COM)
ELECTRICITYCHOICE                 ILLINOVA ENERGY PARTNERS                      UTILCONNECT.COM
ENERCOM                           INTERCONTINENTAL POWER EXCHANGE               UTILIPRO
ENERGY E-COMM                     LODESTAR                                      UTILISAVE
ENERGY MASTERS INTERNATIONAL      MYUTILITY.COM                                 UTILITY.COM
ENERGY.COM (BEMANY)               NATIONAL ENERGY CHOICE (NECHOICE, LLC)        VERTICALNET (POWERONLINE)
ENERGYCENTRAL                     NEW ENERGY VENTURES/NEWENERGY                 WATTAGE MONITOR
ENERGYCHOICE                      NORESCO                                       WORLD ENERGY EXCHANGE.COM
ENERGYCROSSROADS                  PANTELLOS                                     XENERGY
ENERGY GATEWAY.COM                PEPCO/ENERGYLEADER.COM



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                                      -40-

ENERGY PLAYS
A Supply Chain Perspective




                                    [CHART]





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                                      -41-

ENERGY PLAYS
A Supply Chain Perspective


16 WHOLESALE EXCHANGES                                   6 FACILITIES MANAGEMENT
& MARKETERS
                                                        29 ENERGY SERVICES

31 RETAIL EXCHANGES
& MARKETERS


                                    [CHART]




Source: Company information, literature searches

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                                      -42-

ENERGY PLAYS
A Regional Perspective



                                   [GRAPHIC]





Source: Company information, literature searches


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                                      -43-

ENERGY PLAYS
A Regional Perspective





                              [UNITED STATES MAP]




Source: Company information, literature searches


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                                      -44-

TOP TIER ENERGY PLAYS
The Frontrunners


                                               ENABLE                                                                  APPEARS
                                 RETAIL C&I   CUSTOMER   ENERGY    FACILITY   ESTABLISHED    ONLINE    AFFILIATIONS/     TO
                                 MARKETPLACE   CHOICE   SERVICES  MANAGEMENT   CUSTOMERS   CAPABILITY    PARTNERS     DISTRIBUTE
--------------------------------------------------------------------------------------------------------------------------------

                        NORESCO       X                    X           X           X            X            X
WORLD                     ENRON                   X        X           X           X            X            X            X
--------------------------------------------------------------------------------------------------------------------------------
NORTH                  LODESTAR                            X                       X                         X
AMERICA                 ENERCOM                            X                       X            X            X
                 ENERGY MASTERS                            X           X           X                         X
--------------------------------------------------------------------------------------------------------------------------------
                   ELECTRIC.COM                   X        X                       X            X            X
                 GREEN MOUNTAIN                   X                                X            X            X
                     NEW ENERGY                   X        X                       X            X            X
US                          APX       X                                            X            X            X
                      UTILISAVE       X                    X                       X            X            X
                    UTILITY.COM                   X        X                       X            X            X            X
                     ENERMETRIX       X                                            X            X            X
         EXCELERGY (ECHOICENET)       X                    X           X                        X            X
--------------------------------------------------------------------------------------------------------------------------------
WEST             SILICON ENERGY                            X                       X            X            X
                          AMDAX       X                    X                       X            X            X
--------------------------------------------------------------------------------------------------------------------------------
                 DUKE SOLUTIONS                   X        X                       X            X            X            X
EAST                    USOURCE       X                    X                       X            X            X
                      CONNECTIV                   X        X           X           X            X            X            X
--------------------------------------------------------------------------------------------------------------------------------

Source: Company information, literature searches


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                                      -45-

              INSIGHTS ON CHALLENGES AND OPPORTUNITIES

  o LEADING STRATEGIES HAVE INCLUDED

    - FOCUSED SERVICE/FOCUSED MARKET
    - FULL SERVICE/REGIONAL MARKET
    - ESTABLISHED BRAND
    - ALLIANCE STRATEGY


  o ACHIEVE BRAND DEVELOPMENT BEFORE A TARGET AREA IS DEREGULATED

    - VIA ENERGY CONSULTING SERVICES
    - ALIGN OR PARTNER WITH CURRENT UTILITIES OR SUPPLIERS

  o MUST BE FLEXIBLE IN TURBULENT ENVIRONMENT

  o CREATE A "BURNING PLATFORM" TO INCENT CUSTOMERS TO NOT ONLY CHANGE SUPPLIERS BUT TO INCREASE INTEREST, ATTENTION AND INVOLVEMENT IN VALUE ADDED SERVICES


         BUT TROUBLE MAY LOOM:

         "NONE (OF THE EXISTING PLAYERS) HAVE SUFFICIENT VOLUME TO BE SELF-SUSTAINING FROM FEES. THE SHAKEOUT WILL BE QUICK"

                        - DAVID SHEPHEARD, STRUCTURE CONSULTING GROUP




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                                   -46-